SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K


                            Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


                            April 8, 2002

           Date of Report (date of earliest event reported)



                        Converge Global, Inc.

        (Exact Name of Registrant as Specified in its Charter)


Utah                 000-27039               87-0406858

(State or Other      (Commission File        (IRS Employer
Jurisdiction of      Number)                 Identification
Incorporation)                               Number)


          29 Southeast 5th Street, Boca Raton, Florida 33432

     (Address of Principal Executive Offices, Including Zip Code)


                            (888) 999-3929

         (Registrant's Telephone Number, Including Area Code)



      233 Wilshire Boulevard, Suite 930, Santa Monica, CA 90410

    (Former Name or Former Address, if Changed Since Last Report)

Item 1.  CHANGES IN CONTROL OF REGISTRANT.

     (a) As of the date hereof, giving effect to the 31,900,000 shares of our common stock issued to the shareholders of TeleWrx Marketing, Inc., a Florida corporation ("TeleWrx") in order to conclude a share exchange transaction (See Item 2. "Acquisition and Disposition of Assets" below), but without giving effect to the potential issuance of up to 7,000,000 shares of our common stock pursuant to certain offerings (the "Proposed Offerings") that we expect to undertake under the provisions of Regulation D under the Securities Act of 1933, as amended (the "Securities Act") (See "Item
5. Other Events - Recent Offering of Securities") and without giving effect to the potential issuance of up to 3,000,000 shares of our common stock in the event of the exercise of certain warrants to purchase our common stock (the "Warrants") recently offered and sold by us without registration under the Securities Act pursuant to the exemption provided by Section 4(2) thereunder (See "Item 5. Other Events - Recent Offering of Securities"), we have 39,940,430 shares of our common stock outstanding. The 31,900,000 shares of our common stock issued by us in connection with the share exchange transaction between us and TeleWrx represent approximately 80 percent of our issued and outstanding common stock. Accordingly, the holders of the 31,900,000 shares of our common stock issued in connection with the share exchange transaction between us and TeleWrx own, in the aggregate, more than a majority of our issued and outstanding common stock and possess significant influence over us, giving them the ability, among other things, to elect a majority of our Board of Directors and approve significant corporate transactions. Such share ownership and control may also have the effect of delaying or preventing any further change in control, impeding a merger, consolidation, takeover or other business combination or discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us which could have a material adverse effect on the market price of our common stock.

     (b) On the date hereof, giving effect to the 31,900,000 shares of our common stock issued to the shareholders of TeleWrx, but without giving effect to the potential issuance of up to 7,000,000 shares of our common stock pursuant to the Proposed Offerings and without giving effect to the potential issuance of up to 3,000,000 shares of our common stock in the event of the exercise of the Warrants we have 39,940,430 shares of our common stock issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 8, 2002 of (1) each person who is know to us to own beneficially more than 5% of our common stock, (2) each of our directors and officers and (3) all of our directors and officers as a group:

Name and Address of Beneficial        Amount of        Approximate
Owner                                 Beneficial       Percent of
                                      Ownership (1)    Class (1)

Michael P. Brown (2)                     8,200,000         20.5
17252 Balboa Point Way
Boca Raton, Florida 33487

Robert E. Brown (3)                      8,200,000         20.5
5350 Northwest 26th Circle
Boca Raton, Florida 33496

Donald A. Smiley (4)                     1,500,000          3.8
1200 Weston Road Penthouse
Weston, Florida 33326

Melvin Beychok(5)                           58,000           .2
1925 Century Park East
5th Floor
Los Angeles, California 90067

John J. Matteis                            750,000          1.9
3864 Northwest 4th Avenue
Boca Raton, Florida 33431(6)

Jerry D. Duling                                  0          0.0
17252 Balboa Point Way
Boca Raton, Florida 33487 (7)

LKL Family Partnership(8)                5,500,000         13.8
10900 Wilshire Boulevard
Los Angeles, California 90024

All directors and officers as a         18,650,000         46.7
group (7)



(1) Unless otherwise noted below, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. For purposes hereof, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or the
conversion of convertible.   Each beneficial owner's percentage
ownership is determined by assuming that any such warrants, options or convertible securities that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date hereof, have been exercised.

(2) Michael P. Brown is one of our directors and is our President and Secretary. Michael P. Brown is the son of Robert E. Brown.
Michael P. Brown disclaims any beneficial ownership of the shares of our common stock owned, beneficially or otherwise, by Robert E. Brown.

(3)  Robert E. Brown is one of our directors and is our Executive
Vice President. Robert E. Brown is the father of Michael P. Brown. Robert E. Brown disclaims any beneficial ownership of the shares of our common stock owned, beneficially or otherwise, by Michael P. Brown.

(4)  Donald A. Smiley is one of our directors.

(5) Melvin Beychok was appointed as a director on March 25, 2002 and resigned on March 31, 2002. At the time of the resignation by Mr. Beychok there was no disagreement between Mr. Beychok and us in connection with any matter.

(6)  John J. Matteis is our Chief Financial Officer.

(7)  Jerry D. Duling is our Chief Operating Officer.

(8) LKL Family Partnership is the beneficial owner of more than five percent (5%) of our common stock.

(9)  Does not include the shares of our common stock owned by Melvin
Beychok.

Item 2.  ACQUISITION AND DISPOSITION OF ASSETS.

     On March 25, 2002, we acquired all of the issued and outstanding shares of TeleWrx, Inc., a Florida corporation ("Telewrx"), a formerly unaffiliated development stage entity that intends to specialize in the sale and marketing of telecommunications products and services through the utilization of network marketing. TeleWrx hopes to become a significant force in the telecommunications industry, however no assurance can be provided that TeleWrx will be successful in such undertaking. TeleWrx plan of operation combines the power of network marketing with technologically advanced telecommunications services, thus enabling direct sales agents engaged by TeleWrx to sell its services and from a home-based business and earn commission and residual income. Telewrx believes that this powerful sales strategy will allow it to position itself as a leader the market, however no assurance can be provided that such strategy will prove successful. TeleWrx expects to offer residential and small business services that include long-distance, wireless long-distance, internet dialup
(56K), calling card, toll-free service, wireless services including WAP (wireless application protocol) devises and enhanced services such as "follow me" and nationwide "one number" services. TeleWrx believes that home-based businesses have enjoyed explosive growth and that its strategy to utilize such businesses will fuel it ability to service the expanding markets within the telecommunications industry.

     Our acquisition of TeleWrx was accomplished pursuant to a Stock Exchange Agreement dated March 21, 2002 (the "Stock Exchange Agreement") between us and the owners of all of the issued and outstanding common stock of TeleWrx (the "TeleWrx Shareholders"), and as a result of the conclusion of the transaction contemplated by the Stock Exchange Agreement (the "Stock Exchange Transaction"), Telewrx is now our wholly owned subsidiary. We exchanged 31,900,000 shares of our $.001 par value common stock for all of the issued and outstanding shares of TeleWrx. We and the TeleWrx Shareholders engaged in arms length negotiations to determine the relative value of the consideration associated with the Stock Exchange Transaction.
 Since the Stock Exchange Agreement provided solely for the issuance of our common shares from our authorized but unissued capital in exchange for all of the issued and outstanding common stock of TeleWrx held by the TeleWrx Shareholders, no funds, other than the funds necessary to pay the costs incurred by us in connection with undertaking the Stock Exchange Transaction, were required by us. We intend to conduct the operations of TeleWrx in the same manner as operations were conducted prior to our acquisition of TeleWrx.

     Prior to the consummation of the Stock Exchange Transaction, there was no material relationship between TeleWrx or any of the TeleWrx Shareholders and us or any of our affiliate, directors or officers, or any associate of any of our directors or officers.


Item 5.  OTHER EVENTS.

     (a) Recent Sale of Warrants. On March 25, 2002, we offered and sold warrants (the "Warrants") to purchase an aggregate of 3,000,000 shares of our common stock to a limited number of investors without registration under the Securities Act in reliance upon the exemption provided by Section 4(2) thereunder (the "Recent Offering").

          (1) As of the date hereof, we sold certain Warrants (the "A Warrants")for aggregate consideration of $5,000. The A Warrants are dated March 25, 2002 and permit the holders thereof to acquire, on or before April 30, 2005, 1,000,000 shares our common stock at an exercise price of $1.00 per share. In connection with the A Warrants we executed registration rights agreements (the "A Warrants Registration Agreements") with the purchasers of the A Warrants, and the A Warrants Registration Agreements obligate us to file a registration statement, within 90 days after March 25, 2002, as to our shares of common stock that underlie the A Warrants. Accordingly, we expect to file a registration statement under the Securities Act with respect to all of our shares of our common stock that underlie the A Warrants.

          (2) As of the date hereof, we sold certain Warrants (the "B Warrants")for aggregate consideration of $5,000. The B Warrants are dated March 25, 2002 and permit the holders thereof to acquire, on or before April 30, 2005, 1,000,000 shares our common stock at an exercise price of $1.50 per share. In connection with the B Warrants we executed registration rights agreements (the "B Warrants Registration Agreements") with the purchasers of the B Warrants, and the B Warrants Registration Agreements obligate us to file a registration statement, within 90 days after March 25, 2002, as to our shares of common stock that underlie the B Warrants. Accordingly, we expect to file a registration statement under the Securities Act with respect to all of our shares of our common stock that underlie the B Warrants.

          (3) As of the date hereof, we sold certain Warrants (the "C Warrants")for aggregate consideration of $5,000. The C Warrants are dated March 25, 2002 and permit the holders thereof to acquire, on or before April 30, 2005, 1,000,000 shares our common stock at an exercise price of $2.00 per share. In connection with the C Warrants we executed registration rights agreements (the "C Warrants Registration Agreements") with the purchasers of the C Warrants, and the C Warrants Registration Agreements obligate us to file a registration statement, within 90 days after March 25, 2002, as to our shares of common stock that underlie the C Warrants. Accordingly, we expect to file a registration statement under the Securities Act with respect to all of our shares of our common stock that underlie the C Warrants.

     (b) Proposed Offering of our common stock. On March 25, 2002, our board of directors has authorized us to offer and sell up to 7,000,000 shares of our common stock (the "Proposed Offerings")pursuant to the provisions of Regulation D under the Securities Act solely to Accredited Investors (as such term is defined under the Act). We expect to offer and sell 3,500,000 shares of our common stock at a price of $0.85 per share, 2,500,000 shares of our common stock at a price of $1.00 per share and 1,000,000 shares of our common stock at a price of $1.25 per share. As part of the Proposed Offerings, we expect to provide the purchasers of our common stock with certain registration rights. We expect that we will agree to file a registration statement covering the shares sold in the Proposed Offering within 150 days of the last sale of any of our common stock as a result of any such Proposed Offering. We expect to use the proceeds of any such Proposed Offering to pay the costs and expenses thereof, to fund payment of accounts payable, to fund costs of marketing and acquisition of information technology and for working capital and general corporate purposes. As of the date hereof we have not yet commenced any such Proposed Offering.

     (c) Executive Officers and Directors. Simultaneously with the conclusion of the Share Exchange Transaction (See Item 2. Acquisition and Disposition of Assets" above) our existing directors and officers resigned and were replaced by Melvin Beychok. Mr. Beychok served as our sole director and sole officer for a period of 6 days. On March 31, 2002, Mr. Beychok appointed Michael P. Brown, Robert E. Brown and Donald A. Smiley to fill vacancies on our board of directors and, thereafter, Mr. Beychok resigned. At the time of the resignation of Mr. Beychok there was no disagreement between Mr. Beychok and us in connection with any matter.

          The following table sets forth certain information with respect to our current executive officers and directors. Each director holds such position until our next annual meeting of shareholders and until such party's respective successor has been elected and qualifies. Any of our directors may be removed with or without cause at any time by the vote of the holders of not less than a majority of our then outstanding common stock. Other than as otherwise provided in an employment agreement, officers are elected annually by our board of directors. Any of our officers may be removed with or without cause at any time by our board of directors although, in such event, we may incur certain liabilities under an applicable employment agreement.

Name and Address       Age     Positions with the Company

Michael P. Brown       35      Director, President, Secretary
                               and Chief Executive Officer

Robert E. Brown        74      Director and Executive Vice
                               President

Donald A. Smiley       47      Director

John J. Matteis        52      Chief Financial Officer

Jerry D. Duling        51      Chief Operating Officer

     Michael P. Brown has been one of our directors, our president, secretary and chief executive officer since March 31, 2002. Michael
P. Brown has over eight years experience in emerging telecommunications markets. From 1994 to 1997, he served as President and CEO of ICG, a nationwide long distance carrier, where he oversaw the implementation of a shared nationwide long distance network with Frontier Communications and MCI. In 1997, Michael P. Brown resigned from ICG and since that time has been involved in consulting for the telecommunications and Internet industries. He holds an undergraduate degree from the University of Michigan and a juris doctor degree from the University of Detroit School of Law.

     Robert E. Brown has been one of our directors and our executive vice president since March 31, 2002. For over 33 years, Mr. R. Brown was synonymous with the Petersen Publishing Company. Having served in many capacities, he is best recognized as the Publisher of Motor Trend Magazine. Prior to leaving Petersen Publishing in 1992, Mr. R. Brown served as Sr. Vice President in charge of Corporate Development. When he left Petersen, it was to enjoy a successful consulting career. Since 1992, he has compiled a "who's who" list of clients. These include automotive manufacturers as well as advertising agencies. Some of his larger clients include Ford Motor Company and their agency, J. Walter Thompson; General Motors; Dodge Dealers including their agency BBD&O; and Pepsi. Recent projects have included online sales and marketing for several of these corporations.

     Donald A. Smiley has been one of our directors since March 31, , 2002. Mr. Smiley has a diversified and successful background in the executive management of major enterprises. From 1985 to 1987 Mr. Smiley served as Marketing Director for Huizenga Holdings, Inc.
From 1987 to 1991 he served in several executive positions, including marketing director, director of franchise operations and director of real estate for Blockbuster Entertainment Corp. He also served as head of Internet development and assistant to Blockbuster chairman, Wayne Huizenga. In 1991 Mr. Huizenga assigned Mr. Smiley to spearhead a committee to bring a Major League Baseball team to South Florida. Upon acquisition of the Major League Baseball franchise, Mr. Smiley served in various positions with the organization, and in 1994 became the president of the Florida Marlins. In his various capacities with the Florida Marlins, Mr. Smiley was instrumental in the implementation of the Marlin's inaugural season, the building and marketing of the team and finally his greatest accomplishment, the Florida Marlins winning the 1997 Major League Baseball World Series. Most recently, Mr. Smiley has served as president and CEO for Automotive Risk Management, an online automotive insurance company. Mr. Smiley is a graduate of the University of Wisconsin.

     John J. Matteis has been our chief financial officer since March 31, 2002. Mr. Matteis has been the Managing Partner of the Certified Public Accounting Firm of Matteis & Christopher for the past 21 years. Mr. Matteis specializes in corporate, small business and individual taxation. He is also a Certified Fraud Examiner and is certified as an Expert Witness in accounting and tax matters relating to bankruptcy, fraud, marital law, business disputes, and business transactions. He a graduate of the University of South Florida, and is a member of the Florida Institute of Certified Public Accounts, the American Institute of Certified Public Accountants, Tax Division, and the National Association of Certified Fraud Examiners. He has assisted several of his clients in managing and start-up of various businesses and has served as CFO for several companies on an interim basis.

     Jerry D. Duling has been our chief operating officer since March 31, 2002. Mr. Duling is a charismatic leader of people with an exceptional presence for sales, marketing and effective management skills. Most recently, he served as the Chief Operating Officer for Contentriq, Inc., a fulfillment entity. He was responsible for day-to-day operations and oversaw strategic relations, managed funding and acquisitions as well as prepared for an IPO. For approximately 10 years prior to joining Contentriq, he served as President and CEO of Quest Group International, Inc., a holding company comprised of 3 public telecommunications subsidiaries. With managed revenue over $25 million, he helped introduce the first prepaid calling card in the United States. He helped develop sales and marketing strategies and managed the legal and regulatory filings for all 50 states.

     Executive Compensation

     We expect to enter into employment agreements with Michael P. Brown, Robert E. Brown, Donald A. Smiley, John J. Matteis and Jerry
D. Duling. As of the date hereof, we have not concluded negotiations with any of the foregoing individuals as to any such employment agreement. Accordingly, we are not presently certain of the term of employment, the level of compensation or the other benefits that may be provided by us to such individuals. We expect to institute an incentive plan and to provide benefits to our officers and directors thereunder. We are not presently certain of the nature of any such incentive plan or the benefits, if any, that may be provided to the foregoing individuals under any such incentive plan.

     We expect to enter into additional employment and consulting agreements with numerous other individuals and entities to provide us with such services we deem appropriate. We are not presently able to determine the term of employment, the level of compensation or the other benefits that we may provide in connection with such additional employment and consulting agreements or the resulting total annual dollar cost to us associated with such additional employment and consulting agreements. Likewise, we expect that as a part of such additional employment and consulting agreements, and in order to attract such parties, we will, after implementation of our incentive plan provide such parties with certain benefits thereunder. We are not presently certain of the nature of any such incentive plan or the benefits, if any, that may be provided to any such party under any such incentive plan.

     (d) This report may include "Forward Looking Statements" as that term is defined in the Private Securities Litigation Reform Act of 1995. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and may be "forward looking statements". Forward Looking Statements are based on expectations, estimates and projections at the time the statements are being made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a) Financial Statements of Business Acquired. To be filed by amendment to this Form 8-K within sixty (60) days.

     (b) Pro Forma Financial Information. To be filed by amendment to this Form 8-K within sixty (60) days.

     (c) Exhibits.  The following exhibits are filed herewith.


        Description                        Location
Exhibit
Number

2.1     Share Exchange Agreement dated     Filed electronically
        March 25, 2002 (without the        herewith
        counterpart signature pages,
        schedules and exhibits attached
        thereto)

10.1    Master Network Marketing Agreement Filed electronically
                                           herewith

10.2    Shareholders Agreement             Filed electronically
                                           herewith

21.1    Articles of Incorporation of       Filed electronically
        TeleWrx, Inc.                      herewith

21.2    Bylaws of TeleWrx, Inc.            Filed electronically
                                           herewith


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.


                                Converge Global, Inc.



April 8, 2002                   By:/s/ Michael P. Brown
                                Michael P. Brown, President